UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

BARFRESH FOOD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41228	27-1994406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Wilshire Boulevard Suite 1720, Los Angeles, California 90010

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 598-7113

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.000001 par value	BRFH	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed below in Item 5.07, the Company amended its Certificate of Incorporation to reduce the number of authorized shares of Common Stock from 295,000,000 to 23,000,000 and the number of shares of Preferred Stock from 5,000,000 to 400,000. The effective date of the amendment is August 2, 2022.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on Monday, August 1, 2022, at which meeting the Company’s stockholders voted upon the following matters:

●	The election of seven members of the Company’s board of directors;

●	The ratification of the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

●	The approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers (as defined in its 2022 proxy statement);

●	The approval and adoption of the Certificate of Information of the Company to reduce the number of authorized shares of Common Stock from 295,000,000 to 23,000,000 and the number of shares of Preferred Stock from 5,000,000 to 400,000; and

●	The indication, on an advisory basis, of the preferred frequency of stockholder advisory votes on the compensation of our Named Executive Officers.

Election of Directors

At the annual meeting, all of the Company’s current directors were re-elected. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Name	Votes in Favor	Votes Withheld
Riccardo Delle Coste	7,946,638	17,510
Steven Lang	7,797,869	166,279
Arnold Tinter	7,789,633	174,515
Joseph M. Cugine	7,954,330	9,818
Alexander H. Ware	7,798,638	165,510
Isabelle Ortiz-Cochet	7,963,982	166
Justin Borus	7,954,377	9,771

Ratification of Independent Registered Public Accounting Firm

At the annual meeting, the selection of Eide Bailly LLP as the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Ratification and approval of the selection of Eide Bailly LLP	7,982,918	60	9,000

Approval of Compensation of Named Executive Officers

At the annual meeting, the compensation of the Company’s Named Executive Officers was approved on an advisory basis. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Approval of the compensation of Company’s Named Executive Officers	7,939,760	21,445	2,943

Approval of an Amendment to the Company’s Certificate of Incorporation to Reduce Authorized Shares

At the annual meeting, an amendment to the Company’s Certificate of Incorporation to reduce the number of authorized shares of Common Stock from 295,000,000 to 23,000,000 and the number of shares of Preferred Stock from 5,000,000 to 400,000 was approved and adopted. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	Votes in Favor	Votes Against	Votes Abstaining
Approval of an amendment to the Company’s Certificate of Incorporation to reduce authorized shares	7,936,263	14,980	12,905

Advisory Vote on Frequency of Advisory Vote on Executive Compensation

At the annual meeting, the stockholders indicated a preference to hold a stockholder advisory vote on executive compensation every three years. The following is a summary of the votes cast at the annual meeting with respect to this matter:

	1 Year	2 Years	3 Years
Preferred frequency of stockholder advisory vote on executive compensation	2,142,797	129,511	5,691,535

A total of 305 votes abstained on this matter.

Additional information regarding each of the matters voted on at the annual meeting is contained in the Company’s definitive proxy statement and supplement to the proxy statement filed with the Securities and Exchange Commission on July 6, 2022 and July 14, 2022, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment of Certificate of Incorporation of Barfresh Food Group Inc. dated August 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Barfresh Food Group Inc., a Delaware corporation (Registrant)

Date: August 1, 2022		/s/ Riccardo Delle Coste
	By:	Riccardo Delle Coste
	Its:	CEO